UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): August 2, 2006 (July 31, 2006)


                           SYNAGRO TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-21054


DELAWARE                                                88-0219860

(State or other jurisdiction of                         (IRS Employer
Incorporation or organization)                          Identification No.)


                  1800 BERING, SUITE 1000, HOUSTON, TEXAS 77057
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code: (713) 369-1700



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ITEM 8.01.     Other Events.

     On July 31, 2006, Synagro Technologies, Inc. (the "Company") issued a press release announcing that its Board of Directors has declared a cash dividend of $0.10 per common share to all of its shareholders of record as of August 11, 2006 pursuant to the Company's dividend policy under which it currently expects to pay quarterly dividends at an annual rate of approximately $0.40 per common share. The dividend is payable on August 31, 2006. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01.     Exhibits

(c)  Exhibits

     99.1      Press release dated July 31, 2006 issued by
               Synagro Technologies, Inc.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED:  August 2, 2006

                            SYNAGRO TECHNOLOGIES, INC.

                            By:              /s/ J. PAUL WITHROW
                                 --------------------------------------------
                                      (Senior Executive Vice President &
                                           Chief Financial Officer)


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                                  EXHIBIT INDEX


99.1     Press release dated July 31, 2006, issued by Synagro Technologies, Inc.


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